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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

☒	Filed by the Registrant
☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
VISTA GOLD CORP.
(Name of Registrant As Specified In Its Charter)
NOT APPLICABLE
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

VISTA GOLD CORP.

NOTICE OF MEETING
AND
MANAGEMENT INFORMATION
AND PROXY CIRCULAR

for the
Annual General Meeting
to be held on

Monday, May 9, 2005

The attached Notice of Meeting, Management Information and Proxy Circular, and form of proxy and notes thereto for the Meeting are first being sent to shareholders of the Corporation on or about April 1, 2005.

March 17, 2005

Dear shareholder:

It is my pleasure to invite you to attend the annual general meeting of shareholders to be held on Monday, May 9, 2005 at 10:00 a.m., Vancouver time, at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia, Canada. If you are unable to attend this meeting in person, please complete, date, sign and return the enclosed form of proxy to ensure that your vote is counted.

The Notice of Meeting, Management Information and Proxy Circular and form of proxy and notes thereto for the meeting, together with a reply card for use by shareholders who wish to receive the Corporation's interim financial statements, are enclosed. These documents contain important information and I would encourage you to read them carefully.

Yours truly,

(Signed)	Michael B. Richings President and Chief Executive Officer

i

VISTA GOLD CORP.

NOTICE OF MEETING

NOTICE IS HEREBY GIVEN THAT the 2005 annual general meeting (the "Meeting") of the shareholders of Vista Gold Corp. (the "Corporation") will be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 9, 2005 at 10:00 a.m., Vancouver time, for the following purposes:

  1.
  to receive the annual report to shareholders and the consolidated financial statements of the Corporation, together with the auditor's report thereon, for the fiscal year ended December 31, 2004;

  2.
  to elect directors to hold office until the next annual general meeting;

  3.
  to appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor to hold office until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee; and

  4.
  to consider and approve an ordinary resolution authorizing the Corporation to amend the terms of the Corporation's Stock Option Plan to increase the maximum number of Common Shares in the capital of the Corporation for which options may be granted under such plan by 750,000 Common Shares, to 1,750,000 Common Shares; and

  5.
  to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

Accompanying this Notice of Meeting are (i) a Management Information and Proxy Circular, (ii) a form of proxy and notes thereto, and (iii) a reply card for use by shareholders who wish to receive the Corporation's interim financial statements.

If you are a registered shareholder of the Corporation and are unable to attend the Meeting in person, please date and execute the accompanying form of proxy for the Meeting and deposit it with Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, before 4:30 p.m., Toronto time, on Thursday, May 5, 2005, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting.

If you are a non-registered shareholder of the Corporation and receive these materials through your broker or another intermediary, please complete and return the materials in accordance with the instructions provided to you by your broker or such other intermediary.

This Notice of Meeting, the Management Information and Proxy Circular, the form of proxy and notes thereto for the Meeting, and the reply card are first being sent to shareholders of the Corporation on or about April 1, 2005.

DATED at Littleton, Colorado, this 17th day of March, 2004.

BY ORDER OF THE BOARD OF DIRECTORS

(Signed)	Michael B. Richings President and Chief Executive Officer

ii

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS	i
NOTICE OF MEETING	ii
MANAGEMENT INFORMATION AND PROXY CIRCULAR
Particulars of Matters to be Acted Upon	1
Election of Directors	1
Appointment of Auditors	3
Amendment to Stock Option Plan	4
Information About Proxies	7
Solicitation of Proxies	7
Appointment of Proxyholder	7
Revocation of Proxy	7
Voting of Proxies	7
Exercise of Discretion by Proxyholders	8
Securities Entitled to Vote	8
Ownership of the Corporation's Common Shares	9
Ownership by Management	9
Ownership by Principal Shareholders	10
Quorum	10
Corporate Governance	11
Committees of the Board of Directors and Meetings	11
Audit Committee Report	12
Executive Compensation	13
Summary Compensation Table	13
Long-Term Incentive Plan	14
Stock Options	14
Pension and Retirement Savings Plans	16
Termination of Employment, Change in Responsibilities and Employment Contracts	16
Compensation Committee Interlocks and Insider Participation	17
Report of the Compensation Committee on Executive Compensation	17
Performance Graph	19
Compensation of Directors and Officers	19
Securities Reserved For Issuance Under Equity Compensation Plans	20
Indebtedness of Directors and Senior Officers	20
Director and Officer Liability Insurance	20
Interest of Management and Others in Material Transactions	20
Management Contracts	21
Interest of Certain Persons in Matters to be Acted Upon	21
Shareholder Proposals	21
Other Matters	21
Dissenters' Rights of Appraisal	22
Section 16(a) Beneficial Ownership Reporting Compliance	22
Availability of Documents	22
Multiple Shareholders Sharing the Same Address	22
Board of Directors Approval	23
Schedule "A" — Resolution to Approve Amendment to Stock Option Plan	A-1
Schedule "B" — Stock Option Plan	B-1
Schedule "C" — Alignment with TSX Corporate Governance Guidelines	C-1
Schedule "D" — Audit Committee Charter	D-1

MANAGEMENT INFORMATION AND PROXY CIRCULAR

This Management Information and Proxy Circular ("Information Circular") is furnished in connection with the solicitation by the management of Vista Gold Corp. (the "Corporation") of proxies to be voted at the annual general meeting (the "Meeting") of the shareholders of the Corporation ("shareholders") to be held at the offices of Borden Ladner Gervais LLP, Suite 1200, 200 Burrard Street, Vancouver, British Columbia on Monday, May 9, 2005 at 10:00 a.m., Vancouver time, for the purposes set forth in the accompanying Notice of Meeting.

It is anticipated that this Information Circular and the accompanying form of proxy will be first mailed to shareholders on or about April 1, 2005. Unless otherwise stated, the information contained in this Information Circular is given as at March 17, 2005.

The executive office of the Corporation is located at 7961 Shaffer Parkway, Suite 5, Littleton, Colorado, U.S.A., 80127 and its telephone number is (720) 981-1185. The registered and records office of the Corporation is located at 200 - 204 Lambert Street, Whitehorse, Yukon Territory, Canada, Y1A 3T2.

Advance notice of the Meeting was published in The Vancouver Sun newspaper on March 24, 2005, The Toronto Star newspaper on March 27, 2005 and The Whitehorse Star newspaper on March 28, 2005.

Information regarding the proxies solicited by management in connection with the Meeting is set out below under "Information About Proxies".

Particulars of Matters to be Acted Upon

Election of Directors

The directors of the Corporation are elected at each annual general meeting and hold office until the close of the next annual general meeting or until their successors are duly elected or appointed. Management proposes to nominate each of the following five persons for election as a director of the Corporation. Proxies cannot be voted for a greater number of persons than the number of nominees named. In the absence of instructions to the contrary, the enclosed form of proxy will be voted for the nominees listed below.

Information concerning the five nominees, as furnished by them individually, is set forth below.

Name, Residence, Position and Age	Principal Occupation, Business or Employment(1)	Director Since	Number of Shares Held(2)
JOHN M. CLARK(3)(4)(5) Toronto, Ontario Director Age—49
	Chartered Accountant; President of Investment and Technical Management Corp., a firm engaged in corporate finance and merchant banking, from February 1999 to present; independent consultant providing investment and management advisory services from February 1998 to January 1999. Also, director of Impact Energy Inc., a Canadian oil and gas exploration company, and CFO and a director of Polaris Geothermal Inc.	May 18, 2001	80,000(6)

W. DURAND EPPLER(3)(4)(5) Denver, Colorado Director Age—51
	Businessman: President of New World Advisors from August 2004 to present; formerly with Newmont Mining Corporation 1995-2004 as Vice President of Newmont Capital, Ltd., President of Newmont Indonesia, Vice President of Corporate Development and Vice President of Corporate Planning.	October 13, 2004	None
C. THOMAS OGRYZLO(3)(4)(5) San Jose, Costa Rica Director Age—65
	Businessman; President and Chief Executive Officer of Polaris Geothermal Inc., a TSX-v listed renewable energy company, from 2003 to present; President and Chief Executive Officer of Canatec Development Corporation, a resource management company, from January 2000 to 2003; President and Chief Executive Officer of Black Hawk Mining Inc. and its subsidiary Triton Mining Corporation, both gold mining companies, from July 1997 to January 2000.	March 8, 1996	70,000(6)
ROBERT A. QUARTERMAIN Vancouver, British Columbia Director Age—50	Geologist; President and Chief Executive Officer of Silver Standard Resources Inc., a silver resource company, from January 1985 to present.	April 26, 2002	172,465(7)
MICHAEL B. RICHINGS Fort Ludlow, Washington Director Age—60	Currently, the President and Chief Executive Officer of the Corporation and formerly, President and Chief Executive Officer of the Corporation from June 1995 to September 2000.	May 1, 1995	115,000(6)

(1)
Includes occupations for the five preceding years.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable ownership total for each person is based on the number of common shares in the capital of the Corporation (the "Common Shares") held by such person as of the date of this Information Circular, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. Ownership totals exclude Common Shares which may be acquired upon exercise of options granted by the Board of Directors, subject to shareholder approval to be sought at this meeting, as follows: W. Durand Eppler—50,000; and Michael B. Richings—130,000.

(3)
Member of Compensation Committee.

(4)
Member of Audit Committee.

(5)
Member of Corporate Governance Committee.

(6)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(7)
Includes 97,465 Common Shares which may be acquired upon the exercise of immediately exercisable warrants and 70,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

The information as to the municipality of residence, principal occupation and number of Common Shares owned by the nominees listed in the above table is not within the knowledge of the management of the Corporation, and has been furnished by the individual appointees as of March 17, 2005.

There are no family relationships among any of the above directors of the Corporation. No directors of the Corporation are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934 (the "Exchange Act") (or which otherwise are required to file periodic reports under the Exchange Act) except for Robert Quartermain, who is a director of Silver Standard Resources Inc., Canplats Resources Corporation, Esperanza Silver Corp. and IAMGold Corp.

None of the above directors has entered into any arrangement or understanding with any other person pursuant to which he was, or is to be, elected as a director of the Corporation or a nominee of any other person, except that Mr. Quartermain was initially appointed to the Board of Directors as a nominee of the holders of the Corporation's convertible debentures issued as part of the private placement transaction that was completed in February and March, 2002. The largest single holder of debentures, all of which have since been converted to equity pursuant to their terms, was Exploration Capital Partners 2000 Limited Partnership, whose General Partner, Resource Capital Investment Corp., is 90% owned by a trust of which A. Richards Rule is co-trustee. Mr. Rule beneficially owns approximately 9.1% of the Common Shares of the Corporation. See "Ownership of the Corporation's Common Shares". Additional information regarding the various committees of the Board of Directors, and the attendance of each director at meetings of the Board of Directors and its committees held during 2004, is set out below under "Corporate Governance—Committees of the Board of Directors and Meetings". This nomination related only to Mr. Quartermain's initial appointment as a director. There is no subsequent arrangement or understanding pursuant to which Mr. Quartermain was, or is to be, elected as a director of the Corporation.

Appointment of Auditors

Unless otherwise instructed, the proxies given pursuant to this solicitation will be voted for the re-appointment of PricewaterhouseCoopers LLP, Chartered Accountants, of Vancouver, British Columbia, as the auditor of the Corporation to hold office until the close of the next annual general meeting of the Corporation or until a successor is appointed. It is proposed that the remuneration to be paid to the auditor be fixed by the Audit Committee of the Board of Directors. PricewaterhouseCoopers LLP (then Coopers & Lybrand) was first appointed the auditor of the Corporation on June 28, 1985.

Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting and to be available to respond to appropriate questions from persons present at the Meeting. If representatives of PricewaterhouseCoopers LLP are present at the Meeting, the Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire.

Fees Paid to Auditors and Their Independence from the Corporation

The Corporation retained PricewaterhouseCoopers LLP to provide services which were billed for the years ended December 31, 2004 and 2003 in the following categories and amounts:

(in Canadian dollars)	2004	2003
Audit Fees(1)	$124,500	$79,500
Audit Related Fees(2)	800	2,500
Tax Fees(3)	26,500	29,000
All Other Fees(4)	0	0
Totals	$151,800	$111,000

(1)
"Audit Fees" represent fees for the audit of the Corporation's consolidated annual financial statements, review of the Corporation's interim financial statements, and review in connection with regulatory financial filings.

(2)
"Audit Related Fees" represent fees for assistance regarding the application of accounting and financial reporting standards.

(3)
"Tax Fees" represent fees for tax compliance, tax consulting and tax planning.

(4)
For 2004 and 2003, no other fees were paid for legal compliance and business practice reviews, financial information systems design and implementation, or internal audit co-sourcing services.

The Audit Committee has adopted procedures requiring Audit Committee review and approval in advance of all particular engagements for services provided by the Corporation's independent auditors. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2004 were approved by the Audit Committee. The Audit Committee reviews with PricewaterhouseCoopers LLP whether the non-audit services to be provided are compatible with maintaining the auditors' independence. The Board has determined that, starting in 2004, fees paid to the independent auditors for non-audit services in any year will not exceed the fees paid for audit services during the year. Permissible non-audit services will be limited to fees for tax services, accounting assistance or audits in connection with acquisitions, and other services specifically related to accounting or audit matters such as audits of employee benefit plans.

Amendment to Stock Option Plan

At the Meeting, the shareholders will be asked to consider and, if thought appropriate, approve by way of an ordinary resolution an amendment to the terms of the Corporation's Stock Option Plan adopted on November 1, 1996 and amended as approved by the shareholders on May 10, 1999 and May 2, 2003 (the "Current Plan"), to increase the maximum number of Common Shares that may be reserved for issuance upon the exercise of stock options issued to directors, officers and employees of the Corporation and its subsidiaries, and persons or companies engaged to provide ongoing consulting or other services for the Corporation or any of its subsidiaries. As at the date of this Information Circular, the Corporation had three executive officers (one of whom is a director), three non-employee directors, seven employees and 10 consultants, all of whom were eligible to receive awards under the Current Plan. Additional information about the Current Plan is set out below under "Executive Compensation—Stock Options".

The Current Plan provides that the maximum number of Common Shares which may be issued under the Current Plan shall be 1,000,000 Common Shares. The proposed amendment to the Current Plan would increase the maximum number of Common Shares which may be issued under the Current Plan to 1,750,000 Common Shares. This maximum number of Common Shares is subject to an adjustment mechanism to alter, as appropriate, the option price or number of shares issuable under the Current Plan upon a share reorganization, corporate reorganization or other such event not in the ordinary course of business which alters the share price or number of Common Shares outstanding.

Other than the options granted as described herein, subject to shareholder approval of the proposed amendment to the Current Plan, granting of options is discretionary and the Corporation cannot now determine the number of options that will be granted in the future to any particular person or group. As at March 1, 2005, the Board of Directors has granted options to purchase a total of 274,286 Common Shares, which is over and above the current 1,000,000 limit permitted under the Current Plan, as follows: W. Durand Eppler (Director)—50,000; Michael B. Richings (Director, President and Chief Executive Officer)—130,000; Warren Bates (Employee)—20,000; Howard Harlan (Vice President, Business Development)—20,000; Greg McCoach (Consultant)—5,000; David Mandy (Consultant)—5,000; Gonzalo Zavala (Consultant) —10,000; Victor Juvera (Consultant)—10,000; Thomas C. Doe (Consultant)—10,000; Pete Ellsworth (Consultant)—10,000; L. Steve Wagner (Consultant)—10,000. The exercise of these options is subject to the shareholders of the Corporation approving the proposed amendment to the Current Plan. On March 14, 2005, the closing price of a Common Share, as reported on the Toronto Stock Exchange (the "TSX"), was Cdn.$4.80 per share, and as reported on the American Stock Exchange, was U.S.$3.87 per share.

The Board believes that the amendment of the Current Plan is necessary and in the best interests of the shareholders in order for the Corporation and its subsidiaries to continue to attract and retain capable and experienced directors, officers and employees, as well as to provide incentives to other key service providers. In order to attract personnel who are capable and experienced and to align their compensation with the interests of the shareholders, the Corporation needs to be in a position to offer options to acquire Common Shares in excess of the 1,000,000 Common Share maximum under the Current Plan.

Shareholder approval of the proposed amendment to the Current Plan is required pursuant to the terms of the Current Plan and the rules and policies of the TSX. The rules and policies of the TSX further require that the amendment to the Current Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom options under the Current Plan may be issued and their associates. As at March 17, 2005, the Corporation understands that a total of 5,000 votes will not be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Current Plan.

The Corporation does not provide financial assistance to facilitate the purchase of Common Shares to directors, officers or employees of the Corporation or its subsidiaries, or persons or companies engaged to provide ongoing consulting or other services for the Corporation or any of its subsidiaries, who hold options granted under the Current Plan.

The text of the ordinary resolution to amend the Current Plan is set out in Schedule "A" to this Information Circular. The text of the Corporation's amended Stock Option Plan is set forth in Schedule "B" to this Information Circular.

U.S. Tax Information

Under U.S. tax law, a participant will not recognize taxable income upon the grant of a non-statutory stock option (i.e., an option that does not qualify as an "incentive stock option" under Section 422 of the U.S. Internal Revenue Code). Upon exercise of a non-statutory stock option, a participant generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the common shares acquired through the exercise of the option ("Option Shares") on the exercise date over the exercise price.

With respect to any Option Shares, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling Option Shares, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Shares and the participant's tax basis in the Option Shares. This capital gain or loss will be a long-term gain or loss if the participant has held the Option Shares for more than one year prior to the date of the sale.

As to the Corporation, the grant of a stock option generally will have no United States income tax consequences, but the Corporation will be entitled to a business-expense deduction in the United States with respect to any ordinary compensation income recognized by a participant as a result of the exercise of a non-statutory stock option.

Canadian Tax Information

The following is a general summary as at the date hereof of certain Canadian federal income tax consequences applicable to individuals who, at relevant times, for purposes of the Income Tax Act (Canada) are or are deemed to be resident in Canada and who receive Options under the Stock Option Plan by virtue of their employment with the Corporation and the exercise price of the Options is equal to the fair market value of the Common Shares on the date the Options are granted (the "Canadian Resident Employee").

This summary is based upon the current provisions of the Income Tax Act (Canada) and the regulations enacted thereunder (collectively referred to as the "Canadian Tax Act") as well as our understanding of the current published administrative and assessing policies of the Canada Revenue Agency. This summary is not exhaustive of all possible Canadian federal income tax consequences and does not take into account provincial, territorial or foreign income tax considerations, nor does it take into account or anticipate any changes in law, whether by judicial, governmental or legislative decision or action except the specific proposal (the "Tax Proposals") to amend the Canadian Tax Act publicly announced by or on behalf of the Minister of Finance (Canada) before the date hereof. No assurance can be given that the Tax Proposals will be enacted into law in the manner proposed, or at all.

This summary is of a general nature only and is not exhaustive of all possible Canadian federal income tax considerations related to the exercise of Options or ownership of Common Shares. This summary is not intended to be nor should it be construed to be, legal or tax advice to an particular Canadian Resident Employee. Accordingly, Canadian Resident Employees should consult their own tax advisors with respect to their particular circumstances.

A Canadian Resident Employee who receives options under the Stock Option Plan will not recognize a taxable benefit (the "Benefit") upon the grant of the option. Under section 7 of the Canadian Tax Act, the Benefit is recognized and, unless an election is filed by the Canadian Resident Employee under subsection 7(10) of the Canadian Tax Act, will be included in the employee's employment income, when the Option is exercised. The amount of the Benefit will be the excess of the fair market value of the Option Shares on the exercise date over the exercise price. In computing the employee's taxable income for Canadian tax purposes, an offsetting deduction of one-half of the Benefit is available against the employee's total income.

An employee who makes a "qualifying acquisition" as defined in subsection 7(9) of the Canadian Tax Act may file an election before January 16 of the year following the year in which the Option is exercised to defer the recognition of the Benefit arising from the exercise of Options until the Option Shares are disposed of by the employee, the employee dies, or the employee becomes a non-resident of Canada for purposes of the Canadian Tax Act. The deferral is subject to an annual limit of $100,000, based on the year in which the Option becomes exercisable and on the value of the Common Shares when the Option was granted. A Canadian Resident Employee will be deemed to exercise identical Options in the order designated by the Canadian Resident Employee or in any other case, in the order in which the Options first became exercisable and, in the case of Options that first became exercisable at the same time, in the order in which those Options were acquired under the Stock Option Plan.

The employee's adjusted cost base of the Option Shares is equal to the exercise price plus the amount of the Benefit. Unless an election has been filed under subsection 7(10) in respect of the acquisition of Option Shares, the adjusted costs base of the Option Shares will be averaged with the adjusted cost base of all other Common shares owned by the Canadian Resident Employee. Special rules in the Canadian Tax Act apply to determine the order in which Option Shares and any other Common Shares are disposed

of. Upon the disposition of the Option Shares, the employee will generally recognize a capital gain or loss in amount equal to the difference between the proceeds of disposition of the Option Shares (less any reasonable costs of disposition) and the employee's adjusted cost base of the shares.

As for the Corporation, there are no Canadian income tax consequences with respect to the grant of the stock options. The Corporation will not be entitled to a deduction in Canada with respect to the exercise of stock options even though the employee is deemed to receive a Benefit from the employment.

Information About Proxies

Solicitation of Proxies

The solicitation for proxies will be conducted by mail and may be supplemented by telephone or other personal contact to be made, without special compensation, by officers and employees of the Corporation. The Corporation may retain other persons or companies to solicit proxies on behalf of management, in which event the customary fees for such services will be paid. The cost of the solicitation will be borne by the Corporation.

Appointment of Proxyholder

The persons named in the enclosed form of proxy for the Meeting are directors or officers of the Corporation and are nominees of management. A shareholder has the right to appoint some other person, who need not be a shareholder, to represent such shareholder at the Meeting by striking out the names of the persons designated in the accompanying form of proxy and by inserting that other person's name in the blank space provided. If a shareholder appoints one of the persons designated in the accompanying form of proxy as a nominee and does not direct the said nominee to vote either for or against or withhold from voting on a matter or matters with respect to which an opportunity to specify how the Common Shares registered in the name of such shareholder shall be voted, the proxy shall be voted in favour of such matter or matters.

The instrument appointing a proxyholder must be in writing and signed by the shareholder, or such shareholder's attorney authorized in writing, or if the shareholder is a corporation, by a duly authorized officer, or attorney, of the corporation. An instrument of proxy will only be valid if it is duly completed, signed, dated and received at the office of the Corporation's registrar and transfer agent, Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department, before 4:30 p.m., Toronto time, on Thursday, May 5, 2005, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment of the Meeting, unless the Chairman of the Meeting elects to exercise his discretion to accept proxies received subsequently.

Revocation of Proxy

A shareholder may revoke a proxy by delivering an instrument in writing executed by such shareholder or by the shareholder's attorney authorized in writing or, where the shareholder is a corporation, by a duly authorized officer or attorney of the corporation, either to the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment thereof, with the Chairman of the Meeting on the day of the Meeting or any adjournment thereof, before any vote in respect of which the proxy is to be used shall have been taken, or in any other manner permitted by law.

Voting of Proxies

A shareholder may direct the manner in which his or her Common Shares are to be voted or withheld from voting in accordance with the instructions of the shareholder by marking the form of proxy accordingly. If the instructions in a proxy given to management are certain, the Common Shares represented by that proxy will be voted on any poll and where a choice has been specified in the proxy, the Common Shares will be voted on any poll in accordance with the specifications so made. Where no choice is so specified with respect to any resolution or in the absence of certain instructions, the Common Shares represented by a proxy given to management will be voted in favour of the resolution. If more than one direction is made with respect to any resolution, such Common Shares will similarly be voted in favour of the resolution.

Exercise of Discretion by Proxyholders

The enclosed form of proxy when properly completed and delivered and not revoked confers discretionary authority upon the proxyholders named therein with respect to amendments or variations of matters identified in the accompanying Notice of Meeting, and other matters not so identified which may properly be brought before the Meeting. At the date of this Information Circular, management of the Corporation knows of no such amendments, variations or other matters to come before the Meeting. If any other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their judgement on such matter.

Securities Entitled to Vote

As of March 17, 2005, the authorized share capital of the Corporation is divided into an unlimited number of Common Shares, of which 18,218,022 Common Shares are issued and outstanding, and an unlimited number of preferred shares, none of which are issued. Every shareholder who is present in person and entitled to vote at the Meeting shall have one vote on a show of hands and on a poll shall have one vote for each Common Share of which the shareholder is the registered holder, and such shareholder may exercise such vote either in person or by proxyholder.

The Board of Directors of the Corporation has fixed the close of business on March 29, 2005 as the record date for the purpose of determining the shareholders entitled to receive notice of the Meeting, but the failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting. Every shareholder of record at the close of business on March 29, 2005 who personally attends the Meeting will be entitled to vote at the Meeting or any adjournment thereof, except to the extent that:

  (a)
  such shareholder has transferred the ownership of any of his or her Common Shares after March 29, 2005; and

  (b)
  the transferee of those Common Shares produces properly endorsed share certificates, or otherwise establishes that he or she owns the Common Shares, and demands, not later than 10 days before the Meeting, that his or her name be included in the list of shareholders entitled to vote at the Meeting, in which case the transferee is entitled to vote those Common Shares at the Meeting.

Ownership of the Corporation's Common Shares

Ownership by Management

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 17, 2005, by (i) each of the Corporation's executive officers and directors and (ii) the Corporation's executive officers and directors, as a group.

Name and Address(1)	Common Shares Beneficially Owned(2)		Percentage of Class
JOHN M. CLARK Director	80,000	(3)	*
W. DURAND EPPLER Director	None		*
C. THOMAS OGRYZLO Director	70,000	(3)	*
ROBERT A. QUARTERMAIN Director	172,465	(4)	1.0%
MICHAEL B. RICHINGS President, Chief Executive Officer andDirector	115,000	(3)	*
GREGORY G. MARLIER Chief Financial Officer	30,000	(3)	*
HOWARD M. HARLAN Vice President, Business Development	40,000	(3)	*
All executive officers and directors as a group (7 persons)	507,465		2.7%

* Represents less than 1% of the outstanding Common Shares.

(1)
The address of each of the persons listed is c/o Vista Gold Corp., 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127.

(2)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 18,218,022 Common Shares outstanding as of March 28, 2005, plus any securities held by such person exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular. Ownership totals exclude Common Shares which may be acquired upon exercise of options granted by the Board of Directors, subject to shareholder approval to be sought at this meeting, as follows: W. Durand Eppler—50,000; Michael B. Richings—130,000; and Howard M. Harlan—20,000.

(3)
Represents Common Shares which may be acquired upon the exercise of immediately exercisable options.

(4)
Includes 97,465 Common Shares which may be acquired upon the exercise of immediately exercisable warrants and 70,000 Common Shares which may be acquired upon the exercise of immediately exercisable options.

Ownership by Principal Shareholders

The following table sets forth certain information regarding beneficial ownership of the Corporation's Common Shares, as of March 17, 2005, by the sole shareholder known to the Corporation to be the beneficial owner of more than 5% of the Corporation's Common Shares.

Name and Address	Common Shares Beneficially Owned(1)	Percentage of Class
Exploration Capital Partners 2000 Limited Partnership, Resource Capital Investment Corporation, Rule Family Trust u/d/t 12/17/98 and Arthur Richards Rule(2)	1,751,381	9.1%

(1)
In accordance with Rule 13d-3(d)(1) under the United States Securities Exchange Act of 1934, as amended, the applicable percentage of ownership of each shareholder is based on 18,210,164 Common Shares outstanding as of March 17, 2005, plus any securities held by such shareholder exercisable for or convertible into Common Shares within 60 days after the date of this Information Circular.

(2)
Exploration Capital Partners 2000 Limited Partnership ("Exploration Capital"), a Nevada limited partnership, is the direct owner of 380,000 Common Shares and 1,122,807 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants. The corporate General Partner of Exploration Capital is Resource Capital Investment Corp. ("Resource Capital"), a Nevada corporation which is 90% owned by the Rule Family Trust u/d/t 12/17/98 (the "Rule Trust"). A. Richards Rule is President and a Director of Resource Capital, and, with his wife, is co-trustee of the Rule Trust. Global Resource Investments Ltd. ("Global") is the direct owner of 248,574 Common Shares. The corporate General Partner of Global is Rule Investments, Inc. ("Rule Investments"). The Rule Trust owns 100% of Rule Investments. Accordingly, the Rule Trust and Mr. Rule are indirect beneficial owners of an aggregate of 628,574 Common Shares and 1,122,807 Common Shares which may be acquired upon the exercise of immediately exercisable common share purchase warrants as directly owned by Exploration Capital and Global, as described herein. The address for each of Exploration Capital, Resource Capital, the Rule Trust, Mr. Rule, Global and Rule Investments is 7770 El Camino Real, Carlsbad, California 92009.

The Corporation has no charter or by-law provisions that would delay, defer or prevent a change in control of the Corporation.

Quorum

Under By-Law No. 1 of the Corporation, the quorum for the transaction of business at the Meeting is two shareholders present in person or by proxy.

The ordinary resolution authorizing the Corporation to amend the Current Plan must be approved by a majority of more than 50% of the votes cast by shareholders who vote in person or by proxy at the Meeting with respect to this resolution. The rules and policies of the TSX further require that the amendment to the Current Plan must be approved by a majority of votes cast at the Meeting other than votes attaching to Common Shares beneficially owned by insiders to whom options under the Current Plan may be issued and their associates. As at the date of this Information Circular, the Corporation understands that a total of 5,000 votes will not be counted for the purposes of determining whether the required level of shareholder approval has been obtained for the amendment to the Current Plan. See "Particulars of Matters to be Acted Upon—Amendment to Stock Option Plan". Directors will be elected by a plurality of the votes cast by shareholders who vote in person or by proxy at the Meeting.

Abstentions will be counted as present for purposes of determining the presence of a quorum for purposes of these matters, but will not be counted as votes cast. Broker non-votes (shares held by a broker or nominee as to which the broker or nominee does not have the authority to vote on a particular matter) will not be counted as present for purposes of determining the presence of a quorum for purposes of these matters and will not be voted. Accordingly, neither abstentions nor broker non-votes will have any effect on the outcome of the votes on the matters to be acted upon at the Meeting.

Corporate Governance

The Corporation's Board of Directors and executive officers consider good corporate governance to be an important factor in the efficient and effective operation of the Corporation. The Toronto Stock Exchange ("TSX") and the American Stock Exchange ("AMEX") have established guidelines for effective corporate governance. The Board of Directors is of the view that the Corporation's system of corporate governance meets or exceeds these guidelines. A detailed description of how the Corporation's system of corporate governance compares to the corporate governance guidelines established by the TSX is attached as Schedule "C" to this Information Circular.

Committees of the Board of Directors and Meetings

During fiscal 2004, there were three standing committees of the Board of Directors: the Audit Committee; the Corporate Governance Committee; and the Compensation Committee, each described below. Between meetings of the Board of Directors, certain of its powers may be exercised by these standing committees, and these committees, as well as the Board of Directors, sometimes act by unanimous written consent. All of the directors on each committee are "unrelated" within the meaning of the corporate governance guidelines established by the TSX, and are "independent" within the meaning of AMEX listing standards.

Audit Committee

The Audit Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and W. Durand Eppler (from October 13, 2004). Michael B. Richings served on this committee during 2003 and until October 13, 2004. Its primary function is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor's qualifications, independence and performance, (iii) the internal controls that management and the Board have established, and (iv) the audit, accounting and financial reporting processes generally. The Audit Committee met four times during the fiscal year ended December 31, 2004. Additional information about the Audit Committee is contained below under the heading "Audit Committee Report".

Corporate Governance Committee

The Corporate Governance Committee is chaired by C. Thomas Ogryzlo. Its other members as of the date of this Information Circular are John M. Clark and W. Durand Eppler (from October 13, 2004). Michael B. Richings served on this committee during 2003 and until October 13, 2004. The Corporate Governance Committee's functions are to review the Corporation's governance activities and policies in light of the corporate governance guidelines published by the TSX and the AMEX, and also to review proposed nominees for the Board. The Corporate Governance Committee met once during the fiscal year ended December 31, 2004. Additional information about the Corporate Governance Committee is contained above under the heading "Corporate Governance" and in Schedule "C" to this Information Circular.

The Corporate Governance Committee recommends criteria for service as a director, reviews candidates and recommends appropriate governance practices and compensation for directors. The Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Corporation and its shareholders; a willingness to devote the extensive time necessary to fulfill a director's duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the corporation in society. The Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates. From time to time the Committee recommends highly qualified candidates who are considered to enhance the strength, independence and effectiveness of the Board. Shareholders may submit recommendations in writing by letter addressed to the

Chief Executive Officer or the Chairman of the Corporate Governance Committee. In addition, qualified persons may nominate directors at the Annual General Meeting. Persons qualified to make a nomination must be either a shareholder entitled to vote at this meeting or a proxyholder with a proxy that specifically allows the proxyholder to nominate a director.

The Corporation's Corporate Governance Committee Charter and Code of Ethics are available on the Corporation's website at www.vistagold.com. The Code of Ethics applies to all directors, officers and employees, including the principal executive, financial and accounting officers. Shareholders may send communications to the Board, the Chairman, or one or more non-management directors by using the contact information provided on the Corporation's website under the headings "Corporate", "Governance" and "Contact the Corporation's Board". Shareholders also may send communications by letter addressed to the Chief Executive Officer of the Corporation at 7961 Shaffer Parkway, Suite 5, Littleton, CO 80127 or by contacting the Chief Executive Officer at (720) 981-1185. All communications addressed to the Chief Executive Officer will be received and reviewed by that officer. The receipt of concerns about the Corporation's accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee. The receipt of other concerns will be reported to the appropriate Committee(s) of the Board.

The President and Chief Executive Officer is required to attend the Annual General Meeting; attendance by other directors is discretionary. All members of the Board of Directors attended the 2004 Annual General Meeting.

Compensation Committee

The Compensation Committee is chaired by John M. Clark. Its other members as of the date of this Information Circular are C. Thomas Ogryzlo and W. Durand Eppler (from October 13, 2004). Michael B. Richings served on this committee during 2003 and until October 13, 2004. The Compensation Committee's functions are to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The Compensation Committee met twice during the fiscal year ended December 31, 2004. Additional information about the Compensation Committee is contained under the heading "Executive Compensation—Report of the Compensation Committee".

Meetings of the Board of Directors

During the fiscal year ended December 31, 2004, the Board of Directors met eight times. Each director attended at least 75% of the total number of each of the meetings of the Board of Directors and the meetings of the committees on which he served.

Audit Committee Report

The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Corporation's accounting functions and internal controls. The Audit Committee acts under a written charter first adopted and approved by the Board of Directors in 2001, as amended in 2005, which is reviewed annually. Each of the members of the Audit Committee is "independent" within the meaning of the AMEX listing standards. In accordance with Section 407 of the United States Sarbanes-Oxley Act of 2002, the Board of Directors has identified John M. Clark as the "Audit Committee Financial Expert." A copy of the Audit Committee charter is attached hereto as Schedule "D".

The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as the Corporation's independent accountants. The Audit Committee is responsible for recommending to the Board of Directors that the Corporation's financial statements be included in its annual report. The Audit Committee took a number of steps in making this recommendation for fiscal year 2004. First, the Audit Committee discussed with PricewaterhouseCoopers LLP those matters required to be discussed by Statement on Auditing Standards

No. 61, including information regarding the scope and results of the audit. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process. Second, the Audit Committee discussed with PricewaterhouseCoopers LLP the independence of PricewaterhouseCoopers LLP and received from PricewaterhouseCoopers LLP the letter required by Independence Standards Board Standard No. 1, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence. Finally, the Audit Committee reviewed and discussed, with the Corporation's management and PricewaterhouseCoopers LLP, the Corporation's audited consolidated balance sheets at December 31, 2004, and consolidated statements of income, cash flows and shareholders' equity for the fiscal year ended December 31, 2004. Based on the discussions with PricewaterhouseCoopers LLP concerning the audit, the independence discussions, the financial statement review, and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Corporation's financial statements be included in its 2004 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee
JOHN M. CLARK (Chairman) C. THOMAS OGRYZLO W. DURAND EPPLER

Executive Compensation

Summary Compensation Table

The table below contains a summary of the compensation paid to, or earned by, the Corporation's President and Chief Executive Officer, the Chief Financial Officer and the Corporation's most highly compensated executive officers (other than the President and Chief Executive Officer and the Chief Financial Officer) who was either serving as an executive officer during or at the end of the Corporation's most recently completed financial year and during such year received, in his capacity as officer of the Corporation and any of its subsidiaries, in excess of Cdn.$150,000 including salary, stock options and other compensation (collectively, the "Named Executive Officers"), for each of the Corporation's three most recently completed financial years ended December 31, 2004, 2003 and 2002 as applicable. All currency figures under the heading "Summary Compensation Table" are in United States dollars.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Year	Salary (U.S.$)	Bonus (U.S.$)	Other Annual Compensation(1) (U.S.$)	Number of Common Shares under Options Granted(2) (#)	All Other Compensation(3) (U.S.$)
RONALD J. MCGREGOR(4) Former President and Chief Executive Officer	2004 2003 2002	69,541 166,900 166,900	20,000 10,000 nil	26,507 nil nil	nil 30,000 212,500	2,781 6,676 6,000
MICHAEL B. RICHINGS(5) President and Chief Exeutive Officer	2004 2003 2002	116,197 N/A N/A	nil N/A N/A	nil N/A N/A	nil N/A N/A	nil N/A N/A
GREGORY G. MARLIER(6) Chief Financial Officer	2004 2003 2002	64,176 N/A N/A	nil N/A N/A	nil N/A N/A	60,000 N/A N/A	917 N/A N/A
HOWARD M. HARLAN(7) Vice President, Business Development	2004 2003 2002	81,004 N/A N/A	nil N/A N/A	nil N/A N/A	10,000 N/A N/A	2,277 N/A N/A

(1)
Perquisites and other personal benefits for the most recently completed financial year do not exceed the lesser of $50,000 or 10% of the total annual salary and bonus for any of the Named Executive Officers unless otherwise noted.

(2)
All securities under option are for Common Shares of the Corporation. No stock appreciation rights are outstanding. Ownership totals exclude Common Shares which may be acquired upon exercise of options granted by the Board of Directors subject to be sought at this meeting, as follows: Michael B. Richings—130,000; and Howard Harlan—20,000.

(3)
Represents the Corporation's contribution under the Corporation's Retirement Savings Plan, except where otherwise indicated. The executive officers of the Corporation participate in this plan on the same basis as all other employees of the Corporation. See "Pension and Retirement Savings Plans".

(4)
Mr. McGregor served as the Corporation's President and Chief Executive Officer until his death on May 24, 2004. Mr. McGregor's estate currently has 17,858 stock options outstanding.

(5)
Mr. Richings succeeded Mr. McGregor as President and Chief Executive Officer on May 25, 2004 initially in interim capacity and then on a permanent effective January 1, 2005.

(6)
Mr. Marlier became Chief Financial Officer of the Corporation effective June 1, 2004.

(7)
Mr. Harlan became Vice President, Business Development of the Corporation effective November 9, 2004. Prior to his current position he served as Manager of Corporate Administration of the Corporation from September 29, 2003 to November 8, 2004.

Long-Term Incentive Plan

The Corporation does not presently have a long-term incentive plan for its Named Executive Officers.

Stock Options

The Corporation has established a Stock Option Plan which provides for grants to directors, officers, employees and consultants of the Corporation, or its subsidiaries, of options to purchase Common Shares. Subject to applicable stock exchange requirements, under the Stock Option Plan, a maximum of one million Common Shares may be reserved, set aside and made available for issue under, and in accordance with, the Stock Option Plan, and the maximum number of Common Shares that may be reserved for issuance to any individual under the Stock Option Plan is that number of Common Shares that is equivalent to 5% of the Common Shares issued and outstanding from time to time. Under the Stock Option Plan, options may be exercised by the payment in cash of the option exercise price to the Corporation. All options are subject to the terms and conditions of an option agreement entered into by the Corporation and each participant at the time an option is granted.

The Stock Option Plan is administered by the Board of Directors which has full and final discretion to determine (i) the total number of optioned shares to be made available under the Stock Option Plan, (ii) the directors, officers, employees and consultants of the Corporation who are eligible to receive stock options under the Stock Option Plan ("Optionees"), (iii) the time when and the price at which stock options will be granted, (iv) the time when and the price at which stock options may be exercised, and (v) the conditions and restrictions on the exercise of options. Pursuant to the terms of the Stock Option Plan, the exercise price must not be less than the closing price of the Common Shares on either the AMEX or the TSX, at the Board of Directors' discretion, on the day preceding the date of grant. Options become exercisable only after they vest in accordance with the respective stock option agreement and must expire no later than ten years from the date of grant.

If an Optionee ceases to be an officer or employee of the Corporation, or its subsidiaries, as a result of termination for cause, all unexercised options will immediately terminate. If an Optionee ceases to be a director, officer or employee of the Corporation, or its subsidiaries, or ceases to be a consultant to the Corporation, for any reason other than termination for cause, the Optionee shall have the right to exercise his or her options at any time up to but not after the earlier of 30 days from the date of ceasing to be a director, officer, employee or consultant, or the expiry date. In the event of death of an Optionee, the legal representatives of such Optionee have the right to exercise the options at any time up to but not after the earlier of 90 days from the date of death, or the expiry date.

Options granted under the Stock Option Plan are non-transferable and non-assignable other than on the death of a Participant. An Optionee has no rights whatsoever as a shareholder in respect of unexercised options.

Stock Option Grants

A summary of stock options granted to the Named Executive Officers under the Stock Option Plan during the financial year ended December 31, 2004 is set out in the table below. All stock options are for Common Shares of the Corporation. No stock appreciation rights ("SARs") are outstanding, and it is currently intended that none be issued.

Option Grants During the Most Recently Completed Financial Year

Name	Number of Securities Under Option (#)	% of Total Options Granted to Employees in Financial Year (%)	Exercise or Base Price ($/Security)	Market Value of Securities Underlying Options on the Date of Grant ($/Security)(1)	Expiry Date (m/d/y)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term 5%/10% ($)
RONALD J. MCGREGOR	None	N/A	N/A	N/A	N/A	N/A
MICHAEL B. RICHINGS(2)	130,000	42%	$4.19	$4.19	11/08/09	$150,000/332,545
GREGORY G. MARLIER	60,000	19%	$3.43	$3.43	08/08/09	$56,850/125,640
HOWARD M. HARLAN	10,000	3%	$3.74	$3.74	05/07/09	$10,333/22,833
HOWARD M. HARLAN(2)	20,000	6%	$4.19	$4.19	11/08/09	$23,152/51,161

(1)
The market value of the Common Shares on the date of grant of the options is the closing price per share at which the Common Shares were traded on the AMEX on the day preceding the date of grant.

(2)
Exercise of 130,000 options granted to Michael B. Richings and 20,000 options granted to Howard M. Harlan is subject to shareholder approval to be sought at this meeting.

The reported high and low trading prices of the Corporation's Common Shares on the TSX and the AMEX for the 30 days prior to the date of the grants of the options referred to above are set out in the table below.

	Toronto Stock Exchange				American Stock Exchange
	High		Low		High		Low
July 7 to August 6, 2004	Cdn.$	5.69	Cdn.$	4.14	U.S.$	4.20	U.S.$	3.18
October 6 to November 5, 2004	Cdn.$	5.74	Cdn.$	4.75	U.S.$	4.53	U.S.$	3.75

Aggregated Option Exercises and Value of Unexercised Options

A summary of the exercise of options by the Named Executive Officers during the financial year ended December 31, 2004 and the value at December 31, 2004 of unexercised in-the-money options held by the

Named Executive Officers issued is set out in the table below. No SARs are outstanding. All currency figures in the table are in United States dollars.

Aggregated Option Exercises During the Most Recently Completed Financial Year
and Financial Year-End Option Values

Name	Securities Acquired on Exercise (#)	Aggregate Value Realized ($)	Unexercised Options at Financial Year-End Exercisable/Unexercisable (#)	Value of Unexercised in-the-Money Options at Financial Year-End Exercisable/Unexercisable(1) ($)
RONALD J. MCGREGOR	229,642	$278,854	17,858/0	$67,860/0
MICHAEL B. RICHINGS(2)	None	N/A	115,000/130,000	$437,000/$494,000
GREGORY G. MARLIER	None	N/A	30,000/30,000	$114,000/$114,000
HOWARD M. HARLAN	None	N/A	35,000/25,000	$133,000/$95,000

(1)
Based on the closing trading price of the Common Shares on the TSX and the AMEX on the last trading day of the financial year, being Cdn.$4.55 on the TSX and U.S.$3.80 on the AMEX.

(2)
Amounts under "Unexercised Options at Financial Year-End Exercisable/Unexercisable" columns include 130,000 options granted to Michael B. Richings and 20,000 options granted to Howard M. Harlan (currently shown as unexercisable) subject to shareholder approval.

Pension and Retirement Savings Plans

The Corporation sponsors a qualified tax-deferred savings plan in accordance with the provisions of Section 401(k) of the U.S. Internal Revenue Code, which is available to permanent U.S.-based employees. Under the terms of this plan, the Corporation makes contributions of up to 4% of eligible employees' salaries.

Termination of Employment, Change in Responsibilities and Employment Contracts

Ronald J. McGregor

Ronald J. McGregor, President and Chief Executive Officer until his death on May 24, 2004, was engaged under an employment contract. As previously disclosed in filings by the Corporation, this contract provided for base salary, annual discretionary incentive bonus, four weeks' vacation time and various minor perquisites.

Michael B. Richings

Michael B. Richings, President and Chief Executive Officer from May 25, 2004, has been engaged under an employment contract effective January 1, 2005. This contract provides for base salary of $160,000, annual discretionary incentive bonus, five weeks' vacation time and various minor perquisites.

The contract between the Corporation and Mr. Richings is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. Richings may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of 12 months following termination, and by Mr. Richings upon 30 days' notice to the Corporation. In addition, in the event of a "substantial adverse change" (as defined below) in Mr. Richings' employment without cause, the Corporation must continue to pay his base salary and other employee benefits for a period of 12 months following the occurrence of the substantial adverse change. In the case of either termination without cause or occurrence of the "substantial adverse change" without cause, Mr. Richings may elect to receive a lump sum payment equal to 12 months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits.

As used in the employment agreement, "substantial adverse change" means a material adverse change in any of the duties, powers, salaries or benefits of Mr. Richings, or a diminution of his title, as compared to the status of such matters at the effective date of the agreement.

Gregory G. Marlier

Gregory G. Marlier, Chief Financial Officer of the Corporation, has been engaged under an employment contract effective June 1, 2004. This contract provides for base salary of $110,000, an initial grant of a five-year option to purchase 60,000 Common Shares of the Corporation, an annual discretionary incentive bonus, four weeks' vacation time and various minor perquisites.

The contract between the Corporation and Mr. Marlier is for an unlimited term, provides for an annual bonus at the sole discretion of the Board of Directors and provides for the severance benefit described below. Under the terms of this contract, the employment of Mr. Marlier may be terminated by the Corporation without cause, provided that it continues to pay his base salary for a period of three months following termination, and by Mr. Marlier upon 30 days' notice to the Corporation. In addition, in the event of a "fundamental change" (as defined below) in Mr. Marlier's employment without cause, the Corporation must continue to pay his base salary and other employee benefits for a period of three months following the occurrence of the fundamental change. In the case of either termination without cause or occurrence of a "fundamental change" without cause, Mr. Marlier may elect to receive a lump sum payment equal to three months of salary, vacation pay, employer contribution to his retirement savings plan, and employer-paid benefits.

As used in the employment agreement, "fundamental change" means an adverse change in any of the duties, powers, salary or benefits of Mr. Marlier, or a diminution of his title, or a change in the metropolitan area in which Mr. Marlier is regularly required to carry out the terms of his employment, as compared to the status of such matters at the effective date of the agreement.

Other than as described above, the Corporation has no plan or arrangement in respect of compensation received or that may be received by Named Executive Officers to compensate such officers in the event of the termination of employment, resignation, retirement, change of control of the Corporation or in the event of a change in responsibilities following a change of control.

Compensation Committee Interlocks and Insider Participation

As of the date of this Information Circular, the Corporation has a Compensation Committee comprised of the following directors: John M. Clark (Chairman), C. Thomas Ogryzlo and W. Durand Eppler. Michael B. Richings served on this committee during 2003 and until October 13, 2004. None of the members of the Compensation Committee is or has been an executive officer or employee of the Corporation or any of its subsidiaries or affiliates with the exception of Michael B. Richings, who has served as President and Chief Executive Officer of the Corporation from May 25, 2004, initially in an interim capacity and then on a permanent basis effective January 1, 2005. He had previously served in those capacities from 1995 until September 2000. No executive officer of the Corporation is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the Compensation Committee of the Corporation.

Report of the Compensation Committee on Executive Compensation

It is the responsibility of the Compensation Committee to review and recommend compensation policies and programs to the Corporation as well as salary and benefit levels for its executives. The committee makes recommendations to the Board of Directors which gives final approval on compensation matters.

The Corporation's compensation policies and programs are designed to be competitive with similar mining companies and to recognize and reward executive performance consistent with the success of the Corporation's business. These policies and programs are intended to attract and retain capable and experienced people.

In addition to industry comparables, the Compensation Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Corporation and its shareholders, overall financial and operating performance of the Corporation and the committee's assessment of each executive's individual performance and contribution toward meeting corporate objectives. Superior performance is recognized through the Corporation's incentive policy.

The total compensation plan for executive officers is comprised of three components: base salary, an incentive payment and stock options. As a general rule for establishing base salaries, the Compensation Committee reviews competitive market data for each of the executive positions and determines placement at an appropriate level in a range. Compensation levels are typically negotiated with the candidate for the position prior to his or her final selection as an executive officer. The compensation range for executives normally moves annually to reflect external factors such as inflation.

The Corporation's incentive policy generally allows executive officers and management personnel to earn an incentive payment to a maximum of 15% of his or her base salary, two-thirds of which is based upon individual performance and one-third of which is based upon the performance of the Corporation. All executive officers and management personnel participate in this policy, except the President and Chief Executive Officer. By contract, he is entitled to earn a bonus the amount of which is at the sole discretion of the Board of Directors. Following the end of each fiscal year, the Compensation Committee makes a recommendation to the Board of Directors as to the appropriate incentive payment for the executive officers and management personnel. No specific performance criteria or objectives are utilized by the Compensation Committee or the Board of Directors in making their determinations. In 2004, incentive payments totalling $26,070 were paid to executive officers and employees of the Corporation.

The third element in the total compensation plan is the Stock Option Plan. This plan is intended to emphasize management's commitment to growth of the Corporation and enhancement of shareholders' wealth through, for example, improvements in net earnings, resource base, and share price increments.

The compensation of the President and Chief Executive Officer of the Corporation is determined in the same manner as for other executive officers (as described above). Under the employment contract between the Corporation and Mr. Richings, which has substantially the same provisions as did the employment contract between the Corporation and Mr. McGregor, Mr. Richings is entitled to receive a base salary, an annual discretionary incentive bonus, five weeks' vacation time and various minor perquisites. In addition, Mr. Richings is entitled to receive stock options under the Stock Option Plan. During 2004, Mr. McGregor received only cash as an incentive bonus prior to his untimely death in May 2004. Mr. Richings received cash and stock options during 2004. Further details regarding the compensation received by Mr. McGregor and Mr. Richings during 2004 are outlined above under "Executive Compensation—Summary Compensation Table".

Submitted on behalf of the Compensation Committee
JOHN M. CLARK (Chairman) C. THOMAS OGRYZLO W. DURAND EPPLER

Performance Graph

The following graph compares the yearly percentage change in the Corporation's cumulative total shareholder return on its Common Shares with the cumulative total return of the S&P/TSX Composite Index and the S&P/TSX Canadian Gold Index, assuming the reinvestment of dividends, for the last five financial years:

The Common Shares were consolidated on a 20:1 basis on June 19, 2002; values after that date have been adjusted to reflect the consolidation.

Compensation of Directors and Officers

On December 30, 1997, the Board of Directors resolved to waive annual fees for non-management directors of the Corporation effective January 1, 1998 until such time as the directors determine otherwise. During the financial year ended December 31, 2004, directors of the Corporation received a fee of Cdn.$1,000 per meeting of the Board of Directors for in-person attendance and Cdn.$500 per meeting for attendance by telephone call-in. At the November 9, 2004, Board of Directors meeting the directors' fee was changed to U.S.$1,200 per meeting for in-person attendance as well as for telephone call-in where the meeting of the full Board of Directors was held in conjunction with committee meetings; and U.S.$1,000 for in-person or telephonic attendance, if only a meeting of the full Board of Directors was held. The Corporation also reimburses directors for out-of-pocket expenses related to their attendance at meetings. No additional amounts were paid or are payable to directors of the Corporation for committee participation or special assignments.

The total aggregate cash remuneration paid or payable by the Corporation and its subsidiaries during the financial year ended December 31, 2004 (i) to the directors of the Corporation in their capacity as directors of the Corporation and any of its subsidiaries was U.S.$26,243, and (ii) to the officers of the Corporation and any of its subsidiaries who received in their capacity as officers or employees of the Corporation aggregate remuneration in excess of Cdn.$40,000 was U.S.$332,681.40. This sum includes compensation paid to executive officers pursuant to the cash incentive plan and retirement savings plan.

Securities Reserved For Issuance Under Equity Compensation Plans

The following table sets out information relating to the Corporation's equity compensation plans as at December 31, 2004.

Plan Category	Number of securities to be issued upon exercise/conversion of outstanding options, warrants and rights (a)		Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by securityholders	883,483	(1)	$3.07	388,214	(2)
Equity compensation plans not approved by securityholders	N/A		N/A	N/A

Total	883,483		$3.07	388,214

(1)
This number includes a total of 280,000 stock options which are subject to shareholder approval. See "Particulars of Matters to be Acted Upon—Amendment of Stock Option Plan".

(2)
Assumes the approval of the amendment to the Stock Option Plan. See "Particulars of Matters to be Acted Upon—Amendment of Stock Option Plan".

Indebtedness of Directors and Senior Officers

None of the directors, nor any individual who was at any time during the most recently completed financial year a director, or any associates or affiliates of the foregoing persons is indebted to the Corporation.

Director and Officer Liability Insurance

The Corporation has purchased and maintains insurance in the amount of U.S.$5 million for the benefit of the directors and officers of the Corporation against liabilities incurred by such persons as directors and officers of the Corporation and its subsidiaries, except where the liability relates to such person's failure to act honestly and in good faith with a view to the best interests of the Corporation. The annual premium paid by the Corporation for this insurance in respect of the directors and officers as a group is U.S.$74,227. No premium for this insurance is paid by the individual directors and officers. The insurance contract underlying this insurance does not expose the Corporation to any liability in addition to the payment of the required premiums.

Interest of Management and Others in Material Transactions

Except as described below, no director or senior officer of the Corporation who has served in such capacity since the beginning of the last financial year, and to the best of the knowledge of the Corporation, no person that has direct or indirect beneficial ownership of more than 5% of the issued Common Shares of the Corporation and no associate or affiliate of any such person, had any material interest, directly or indirectly, in any transaction within the past year, or in any proposed transaction, which has affected or would materially affect the Corporation or any of its subsidiaries.

In September 2004, the Corporation completed a private placement transaction for gross proceeds of $6.5 million. The Corporation retained Global Resource Investments Ltd. (defined above as "Global") and paid Global a cash commission equal to $324,465 as consideration for Global's services as finder. In addition, the Corporation paid Global a total of $18,757 representing the legal costs incurred by Global in connection with this private placement.

The Corporation understands that all of the outstanding shares of Global are beneficially owned by Mr. A. Richards Rule, and that Mr. Rule beneficially owns approximately 9.1% of the Common Shares of the Corporation. See "Ownership of the Corporation's Common Shares".

On June 9, 2003, the Corporation entered into an agreement granting Silver Standard Resources Inc. ("SSRI") an option to acquire the Corporation's interest in the silver resources hosted in the Maverick Springs project. Pursuant to this agreement, SSRI would pay $1.5 million over four years, including a payment of $300,000 that was made upon acceptance of the option agreement for filing on the TSX. The remaining $1.2 million would be used to fund exploration programs, land holding costs and option payments. As of December 31, 2004, SSRI has paid the Corporation $1,377,976 pursuant to this agreement. SSRI and the Corporation have formed a committee to jointly manage exploration of the Maverick Springs project. Robert A. Quartermain is a director of both SSRI and the Corporation.

Management Contracts

There are no management functions of the Corporation which are to any substantial degree performed by persons other than the directors, senior officers or managers of the Corporation. The Corporation has entered into employment agreements with each of Michael B. Richings, President and Chief Executive Officer, and Gregory G. Marlier, Chief Financial Officer, as set forth above under "Termination of Employment, Change in Responsibilities and Employment Contracts."

Interest of Certain Persons in Matters to be Acted Upon

Other than as disclosed herein, no person who has been a director or officer of the Corporation at any time since the beginning of the last financial year or any proposed nominee for election as director, nor any associate or affiliate of such person, has an interest in the matters to be acted upon at the Meeting.

Shareholder Proposals

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Corporation is calculated in accordance with Rule 14a-8(e)(3) of Regulation 14A to that Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Corporation's principal executive offices not less than 120 calendar days before the date of the Corporation's management information and proxy circular released to the Corporation's shareholders in connection with the previous year's annual meeting. However, if the Corporation did not hold an annual meeting the previous year, or if the date of the current year's annual meeting has been changed by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Corporation begins to print and mail its proxy materials. Accordingly, unless the date of the next annual meeting is changed by more than 30 days from the date of this year's meeting the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Corporation will be December 29, 2005.

Other Matters

Management of the Corporation knows of no other matters, which will be brought before the Meeting other than those set forth in the Notice of Meeting. Should any other matters properly come before the Meeting, the Common Shares represented by the proxies solicited hereby will be voted on those matters in accordance with the best judgement of the persons voting such proxies.

Dissenters' Rights of Appraisal

No action is proposed herein for which the laws of the Yukon Territory, the Articles of Continuation or By-laws of the Corporation provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder's Common Shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the United States Securities Exchange Act of 1934 requires the Corporation's officers and directors, and persons who own more than 10% of the Corporation's Common Shares, to file reports of ownership and changes of ownership of such securities with the United States Securities and Exchange Commission. Based on a review of the Corporation's records, the Corporation believes that all filing requirements applicable to the Corporation's officers, directors and holders of more than 10% of Common Shares were complied with during the 2004 fiscal year, except that: with respect to Mr. Marlier, a Form 3 was filed late, as was a Form 4 concerning a grant of an option to purchase Common Shares.

Availability of Documents

The Corporation will provide to any person or corporation, upon request, one copy of any of the following documents:

  (a)
  the Corporation's latest Form 10-K or annual information form, together with any document, or the pertinent pages of any document, incorporated therein by reference;

  (b)
  the comparative financial statements of the Corporation for the Corporation's most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditors thereon, and any interim financial statements of the Corporation subsequent to the financial statements for the Corporation's most recently completed financial year; and

  (c)
  the information circular of the Corporation in respect of the most recent annual meeting of shareholders of the Corporation which involved the election of directors.

Copies of the above documents will be provided, upon request, by the Secretary of the Corporation at 1200 Waterfront Centre, 200 Burrard Street, Vancouver, British Columbia, Canada, V7X 1T2, free of charge to shareholders of the Corporation. The Corporation may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Corporation and who requests a copy of any such document. Additional information relating to the Corporation is on the System for Electronic Document Analysis and Retrieval ("SEDAR") at www.sedar.com and on the Electronic Data Gathering, Analysis, and Retrieval ("EDGAR") system at www.sec.gov/edgar.shtml.

Multiple Shareholders Sharing the Same Address

Recent changes in the regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Corporation and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances. Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address. In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent. In any event, if a shareholder wishes to receive a separate Information Circular and accompanying materials for the 2005 Annual General Meeting, or the Corporation's Annual Report on Form 10-K for the year ended December 31, 2004, the shareholder may receive copies by contacting the President and Chief Executive Officer of the Corporation at (720) 981-1185, 7961 Shaffer Parkway, Suite 5, Littleton, Colorado 80127. Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Corporation in the same manner. Persons holding shares through a broker can request a single copy by contacting the broker.

Board of Directors Approval

The undersigned hereby certifies that the contents and sending of this Information Circular to the shareholders of the Corporation have been approved by the Board of Directors.

DATED at Littleton, Colorado, this 17th day of March, 2005.

BY ORDER OF THE BOARD OF DIRECTORS
(Signed)	MICHAEL B. RICHINGS President and Chief Executive Officer

Schedule "A"
Resolution to Approve Amendment to Stock Option Plan

"BE IT RESOLVED, as an ordinary resolution, that:

  1.
  the amendment of the Corporation's Stock Option Plan to increase the maximum number of common shares in the capital of the Corporation which may be issued upon the exercise of stock options by 750,000 common shares, from 1,000,000 common shares to 1,750,000 common shares, is hereby ratified, approved and confirmed; and

  2.
  any director or officer of the Corporation is authorized to do all acts and things, to execute under the common seal of the Corporation or otherwise and to deliver all agreements, documents and instructions, to give all notices and to deliver, file and distribute all documents and information which such officer determines to be necessary or desirable in connection with or to give effect to and carry out the foregoing resolution."

A-1

Schedule "B"

VISTA GOLD CORP.
STOCK OPTION PLAN
November 1996, as amended November 1998, May 2003 and May 2005

1.     PURPOSE OF THE PLAN

        The purpose of the Stock Option Plan (the "Plan") is to assist Vista Gold Corp. (the "Corporation") in attracting, retaining and motivating directors, officers and employees of the Corporation and of its subsidiaries and other persons providing consulting or other services to the Corporation and to more closely align the personal interests of such persons with those of the shareholders by providing them with the opportunity to purchase Common Shares ("Shares") in the capital of the Corporation through options to purchase Shares ("Options").

2.     IMPLEMENTATION

        The Plan and the grant and exercise of any Options under the Plan are subject to compliance with all applicable securities laws and regulations and rules promulgated thereunder (including the requirements of section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and Rule 16b-3 thereunder) and with the requirements of each stock exchange on which the Shares are listed at the time of the grant of any Options under the Plan and of any governmental authority or regulatory body to which the Corporation is subject (collectively "Securities Laws").

3.     ADMINISTRATION

        The Plan shall be administered by the Board of Directors of the Corporation which shall, without limitation, have full and final authority in its discretion, but subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.     MAXIMUM NUMBER OF OPTIONED SHARES RESERVED UNDER THE PLAN

        Subject to the applicable requirements of each stock exchange on which the Shares are listed, a maximum of 1,750,000 Shares will be reserved, set aside and made available for issue under and in accordance with the Plan and the maximum number of Shares that may be reserved for issuance to any individual under the Plan is that number of Shares that is equivalent to 5% of the Shares issued and outstanding from time to time. If Options granted to an individual under the Plan shall expire or terminate for any reason without having been exercised in respect of certain Shares, such Shares may be made available for purchase upon exercise of other Options to be granted under the Plan.

5.     ELIGIBILITY

        Options may be granted under the Plan to such directors, officers and employees of the Corporation and of its subsidiaries and, subject to applicable Securities Laws, to such other persons providing consulting or other services to the Corporation as the Board of Directors may from time to time designate as participants (collectively the "Participants" and individually a "Participant") under the Plan. Subject to the provisions of the Plan, the total number of Shares to be made available under the Plan and to each Participant, the time or times and price or prices at which Options shall be granted, the time or times at which such Options are exercisable, and any conditions or restrictions on the exercise of Options, shall be in the full and final discretion of the Board of Directors.

6.     TERMS AND CONDITIONS

        All Options under the Plan shall be granted upon and subject to the terms and conditions hereinafter set forth.

6.1   Option Agreement

        All Options shall be granted under the Plan by means of an agreement (the "Option Agreement") between the Corporation and each Participant substantially in the form set out in Schedule A attached hereto, and which shall first be approved by the Board of Directors with such changes to such form as the Board of Directors may approve, such approval to be conclusively evidenced by the execution of the Option Agreement by the President or any two directors or officers of the Corporation.

6.2   Exercise Price

        The price (the "Exercise Price") payable in cash at the time of exercise of an Option by a Participant for any Optioned Share will be not less than the price of an Optioned Share as recorded at the close of business on the Toronto Stock Exchange or the American Stock Exchange, as selected by the Board of Directors, on the last trading day preceding the date a resolution of the Board of Directors was passed or consented to in writing granting the Option and authorizing the Corporation to enter into the Option Agreement. Subject to regulatory approval and applicable Securities Laws, the Exercise Price under any Option may be amended at any time with the consent of the Participant by resolution of the Board of Directors, in which event the relevant Option Agreement shall be deemed to be amended accordingly.

6.3   Length of Grant

        Subject to paragraphs 6.8 through 6.12 inclusive, all Options granted under the Plan shall expire not later than that date which is 10 years from the date such Options were granted.

6.4   Non-Assignability of Options

        An Option granted under the Plan shall not be transferable or assignable (whether absolutely or by way of mortgage, pledge or other charge) by a Participant other than by will or other testamentary instrument or the laws of succession or administration and may be exercisable during the lifetime of the Participant only by such Participant.

6.5   Exercise of Options

        Each Participant, upon becoming entitled to exercise the Option in respect of any Shares in accordance with the Option Agreement relating thereto, shall thereafter be entitled to exercise the Option to purchase such Shares at any time or times after such Options vest and become exercisable in accordance with the Option Agreement relating thereto and prior to the expiration or other termination of the Option in accordance with the Option Agreement.

6.6   Exercise and Payment

        Any Option granted under the Plan may be exercised in whole or in part by a Participant or, if applicable, the legal representative of a Participant by delivering to the Corporation at its registered office written notice specifying the number of Shares in respect of which such Option is being exercised, accompanied by payment (by cash or certified cheque payable to the Corporation) of the entire Exercise Price (determined in accordance with the Option Agreement) for the number of Shares specified in the notice. Upon the exercise of an Option by a Participant the Corporation shall cause the transfer agent and registrar of Shares of the Corporation to promptly deliver to that Participant or the legal representative of that Participant, as the case may be, a share certificate in the name of that Participant or the legal representative of that Participant, as the case may be, representing the number of Shares specified in the written notice.

6.7   Rights of Participants

        The Participants shall have no rights whatsoever as shareholders in respect of any of the Shares (including, without limitation, voting rights or any right to receive dividends, warrants or rights under any rights offering) other than Shares in respect of which Participants have exercised their Options and which have been issued by the Corporation.

6.8   Third Party Offer

        If at any time when an Option granted under the Plan remains unexercised with respect to any Shares, an offer to purchase all of the outstanding common shares in the capital of the Corporation is made by a third party, the Corporation may, upon giving each Participant written notice to that effect, require the acceleration of the time for the exercise of the unexercised Options granted under the Plan and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.9   Alterations in Shares

        In the event of a stock dividend, subdivision, redivision, consolidation, share reclassification, amalgamation, merger, consolidation, corporate arrangement, reorganization, liquidation or the like of or by the Corporation, the Board of Directors may, subject to any required prior regulatory approval, make adjustments, if any, to the number of Shares that may be purchased upon exercise of unexercised Options or to the Exercise Price therefor, or both, as it shall deem appropriate and may amend the Option Agreements relating to those Options to give effect to such adjustments and may adjust the maximum number of Shares available under the Plan as may be appropriate. If because of a proposed merger, amalgamation or other corporate arrangement or reorganization, the exchange or replacement of Shares for shares or other securities in another company is imminent, the Board of Directors may, in a fair and equitable manner and subject to prior regulatory approval, determine the manner in which all unexercised Options granted under the Plan shall be treated including, for example, requiring the acceleration of the time for the exercise of such Options by the Participants and of the time for the fulfilment of any conditions or restrictions on such exercise.

6.10 Termination for Cause

        Subject to paragraph 6.11 and section 7, if a Participant is dismissed as an officer or employee by the Corporation or by one of its subsidiaries for cause, all unexercised Options of that Participant under the Plan shall immediately be deemed to be terminated and shall lapse notwithstanding the original term of the Option granted to such Participant under the Plan. Nothing contained in the Plan shall be deemed to give an officer or employee the right to be retained in the employ of the Corporation, or to interfere with the right of the Corporation to terminate the employment of an officer or employee at any time.

6.11 Termination Other Than for Cause

        If a Participant ceases to be a director, officer or employee of the Corporation or of one of its subsidiaries or ceases to provide consulting or other services to the Corporation for any reason other than as a result of having been dismissed for cause as provided in paragraph 6.10 or as a result of the Participant's death, such Participant shall have the right for a period of 30 days (or until the normal expiry date of the Option rights of such Participant if earlier) from the date of ceasing to be a director, officer, employee or provider of services to exercise the Options of such Participant to the extent they were then exercisable. Upon the expiration of such 30 day period all unexercised Options of that Participant shall immediately be terminated notwithstanding the original term of the Option granted to such Participant under the Plan.

6.12 Deceased Participant

        In the event of the death of a Participant, the legal representatives of the deceased Participant shall have the right for a period of 90 days (or until the normal expiry date of the Options of such Participant if earlier) from the date of death of the deceased Participant to exercise the deceased Participant's Options to the extent they were exercisable on the date of death. Upon the expiration of such period all unexercised Options of the deceased Participant shall immediately terminate and shall lapse notwithstanding the original term of the Options granted to the deceased Participant under the Plan.

7.     AMENDMENT AND DISCONTINUANCE OF PLAN AND OPTIONS

        The Board of Directors may from time to time, subject to any applicable Securities Laws and any required prior regulatory approval, suspend, terminate or discontinue the Plan at any time, or amend or revise the terms of the Plan or of any Option granted under the Plan and the Option Agreement relating thereto, provided that no such amendment, revision, suspension, termination or discontinuance shall in any manner adversely affect any Options previously granted to a Participant under the Plan without the consent of that Participant.

8.     NO FURTHER RIGHTS

        Nothing contained in the Plan nor in any Option granted hereunder shall give any Participant or any other person any interest or title in or to any Shares or any rights as a shareholder of the Corporation or any other legal or equitable right against the Corporation whatsoever other than as set forth in the Plan and pursuant to the exercise of any Option, nor shall it confer upon the Participants any right to continue as an employee or executive of the Corporation or of its subsidiaries.

SCHEDULE A

STOCK OPTION AGREEMENT

THIS AGREEMENT made as of the                day of                              , 20               .

BETWEEN:
VISTA GOLD CORP. 7961 Shaffer Parkway, Suite 5 Littleton, Colorado, U.S.A. 80127
(hereinafter called the "Corporation")
AND:
c/o Vista Gold Corp. 7961 Shaffer Parkway, Suite 5 Littleton, Colorado, U.S.A. 80127
(hereinafter called the "Participant")

WITNESSES THAT WHEREAS:

A.    The Corporation has established a stock option plan, a copy of which is annexed as Schedule A (the "Plan");

B.    The Participant is a director, officer or employee of the Corporation or of one of its subsidiaries or a person who provides consulting or other services to the Corporation and has been designated as a "Participant" under the Plan by the Board of Directors of the Corporation.

        NOW THEREFORE in consideration of the sum of One Dollar now paid by the Participant to the Corporation (the receipt whereof is hereby acknowledged by the Corporation) and other good and valuable consideration, it is agreed between the parties hereto as follows:

1.     INTERPRETATION

        In this Agreement defined or capitalized words and terms used herein shall have the meanings ascribed to them in the Plan unless otherwise defined in this Agreement.

2.     GRANT OF OPTION

        The Corporation hereby grants to the Participant, subject to the terms and conditions set forth in the Plan and this Agreement, an irrevocable right and option (the "Option") to purchase                          Common Shares of the Corporation (the "Shares") at the price of Cdn/US$                          per Optioned Share at any time after the date or dates set forth below with respect to the number of Shares shown opposite such date or dates:

Date	No. of Shares Vested

until the close of business on the                day of                               ,                (the "Expiry Date").

3.     EXERCISE OF OPTION

The Participant shall have the right to exercise the Option hereby granted, subject to the terms and conditions set forth in the Plan and the Agreement, until the Expiry Date at which time the Option hereby granted shall expire and terminate and be of no further force or effect for those Shares in respect of which the Option hereby granted has not been exercised.

4.     NO REQUIREMENT TO PURCHASE

Nothing herein contained shall obligate the Participant to purchase and/or pay for any Shares except those Shares in respect of which the Participant shall have duly and properly exercised his or her Option.

5.     SUBJECT TO PLAN

This Agreement shall be subject in all respects to the Plan as the same shall be amended, revised or discontinued from time to time and all the terms and conditions of the Plan are hereby incorporated into this Agreement as if expressly set forth herein and as the same may be amended from time to time.

IN WITNESS WHEREOF this Agreement has been executed by the parties hereto as of the date first above written.

Witness	Participant's Signature

Participant's Name (print or type)
VISTA GOLD CORP.
Per:
Per:

Schedule "C"

Alignment with TSX Corporate Governance Guidelines

TSX Corporate Governance Guideline			Does the Corporation Align?	Comments
1.	Board should explicitly assume responsibility for stewardship of the corporation, and specifically for:		Yes	Pursuant to the Business Corporations Act of the Yukon Territory, the Board of Directors is required to manage or supervise the management of the affairs and business of the Corporation. The Board of Directors has adopted a written mandate, which defines its stewardship responsibilities in light of this statutory obligation. The Directors' principal responsibilities are to supervise and evaluate management, to oversee the conduct of the business, to set policies appropriate for the business and to approve corporate strategies and goals. In carrying out these responsibilities, the Board of Directors is entitled to place reasonable reliance on management. The mandate and responsibilities of the Board of Directors are to be carried out in a manner consistent with the fundamental objective of protecting and enhancing the value of the Corporation and providing ongoing benefit to the shareholders.
	(a)	adoption of a strategic planning process	Yes	The Board of Directors specifically assumes responsibility for the adoption of a strategic planning process.
	(b)	identification of principal risks, and implementing risk management systems	Yes	The Board of Directors specifically assumes responsibility for identification of principal risks, and implementing risk management systems.
	(c)	succession planning and monitoring senior management	Yes	The Board of Directors specifically assumes responsibility for succession planning and monitoring senior management.
	(d)	communications policy	Yes	The Board of Directors specifically assumes responsibility for the Corporation's communications policy.
	(e)	integrity of internal control and management information systems	Yes	The Board of Directors specifically assumes responsibility for the integrity of internal control and management information systems.
2.	Majority of directors should be "unrelated" (independent of management and free from conflicting interest)		Yes
The present Board of Directors consists of five directors, three of whom qualify as unrelated directors who are independent of management and free from any interest or business relationship which could, or could be perceived to, materially interfere with their ability to act in the best interest of the Corporation.

3.	Disclosure for each director whether he or she is related, and how that conclusion was reached	Yes
Michael B. Richings is a related director because of his management position with the Corporation. Robert A. Quartermain is President and Chief Executive Officer of Silver Standard Resources, Inc., a company which, through a wholly-owned subsidiary, made an option payment of U.S.$300,000 to the Corporation in 2003. The Corporate Governance Committee determined that Mr. Quartermain could no longer be considered unrelated. The remaining three directors are all independent of management and have no interest, business or other relationship other than shareholdings, which could, or could reasonably be perceived to materially interfere with the directors ability to act with a view to the best interests of the Corporation.
The Corporation does not have a significant shareholder with the ability to exercise a majority of the votes for the election of the Board of Directors.
4.	(a) Appoint a committee responsible for appointment/assessment of directors	Yes
The Corporate Governance Committee, which is required to meet at least once each year, is required to identify, review the qualifications of and recommend to the Board of Directors possible nominees for the Board of Directors to be proposed in management's Information Circular for election or re-election at each annual meeting of the Corporation and to identify, review the qualifications of and recommend to the Board of Directors possible candidates to fill vacancies on the Board of Directors between annual meetings.
	(b) Composed exclusively of non-management directors, the majority of whom are unrelated	Yes	The Corporate Governance Committee is entirely composed of non-management directors who are unrelated to the Corporation.
5.	Implement a process for assessing the effectiveness of the Board, its committees and individual directors	Yes
The Corporate Governance Committee reviews the Corporation's governance activities and reviews the qualifications of and recommends to the Board of Directors nominees for re-election at each annual meeting of the Corporation.
6.	Provide orientation and education programs for new directors	Yes	New Board members receive a director's orientation. As well, presentations are from time to time given to the Board on legal and other matters applicable to the Corporation and directors' duties.

7.	Consider reducing size of Board, with a view to improving effectiveness	Yes
A board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience. The Board of Directors believes that its present size effectively fulfils this goal. The size of the Board, at five members, is the same as last year but smaller than in previous years, and allows the Board to react more quickly in changing market conditions. The Corporate Governance Committee reviews the Board size annually.
8.	Review compensation of directors in light of risks and responsibilities	Yes
The Compensation Committee is comprised of three directors, John M. Clark, C. Thomas Ogryzlo and W. Durand Eppler as of October 13, 2004, all of whom are unrelated directors who are independent of management of the Corporation. Michael B. Richings served on this committee from March 8, 2003 until October 13, 2004. The Compensation Committee reviews and makes recommendations to the Board of Directors in respect of the compensation levels for the directors and executive officers of the Corporation.
9.	(a) Committees should generally be composed of non-management directors	Yes
The Board of Directors has established three committees: the Audit Committee; the Compensation Committee; and the Corporate Governance Committee. All three committees are entirely composed of non-management directors.
	(b) Majority of committee members should be unrelated	Yes	All the members of the Audit Committee, the Compensation Committee and the Corporate Governance Committee are unrelated directors.
10.	Appoint a committee responsible for approach to corporate governance issues	Yes
The Corporate Governance Committee consists of three directors, John M. Clark, C. Thomas Ogryzlo, and W. Durand Eppler as of October 13, 2004, all of whom are unrelated directors who are independent of management of the Corporation. Michael B. Richings served on this committee from March 8, 2003 until October 13, 2004. The Corporate Governance Committee reviews the Corporation's governance activities and policies and reviews proposed nominees for the Board of Directors prior to approval by the Board of Directors.

11.	(a)	Define limits to management's responsibilities by developing mandates for:
		(i) the Board	Yes
The Board of Directors expects management of the Corporation to conduct the business and affairs of the Corporation in accordance with the Corporation's ongoing strategic plan and to meet or surpass the annual and long-term goals of the Corporation set by the Board of Directors in consultation with management. As a part of its annual strategic planning process, the Board of Directors specifies its expectations of management both over the next financial year and in the context of the Corporation's long-term goals. The Board of Directors will review management's progress in meeting these expectations at Board of Director's meetings held at least every quarter.
		(ii) the CEO	Yes
The Board of Directors has delegated the day to day management of the business and affairs of the Corporation to the President and Chief Executive Officer, subject to compliance with the Corporation's strategic plans.
	(b)	Board should approve CEO's corporate objectives	Yes	The Corporation's capital plans are approved from time to time by the Board of Directors.
12.	Establish structures and procedures to enable the board to function independently of management		Yes
The Board of Directors believes that adequate structures and processes are in place to facilitate the functioning of the Board of Directors independently of the Corporation's management. The Audit Committee, the Compensation Committee and the Corporate Governance Committee are entirely composed of directors who are unrelated to the Corporation's management.

13.	(a)	Establish an audit committee with a specifically defined mandate	Yes
The Audit Committee is composed of three directors, John M. Clark, C. Thomas Ogryzlo and W. Durand Eppler as of October 13, 2004, all of whom are unrelated directors who are independent of management of the Corporation. Michael B. Richings served on this committee from March 8, 2003 until October 13, 2004. The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board of Directors, reviews annual and quarterly financial statements and oversees the annual audit process, internal accounting controls and the resolution of issues identified by the Corporation's external auditor.
	(b)	All members should be non-management directors	Yes	All members of the Audit Committee are non-management directors.
14.	Implement a system to enable individual directors to engage outside advisers, at corporation's expense		Yes	Individual directors can engage outside advisers.

Schedule "D"

AUDIT COMMITTEE CHARTER

Purpose

The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board"), appointed to assist the Board in monitoring (1) the Company's accounting and financial reporting processes, (2) the integrity of the financial statements of the Company, (3) compliance by the Company with legal and regulatory requirements, (4) the independent auditor's qualifications, independence and performance and (5) business practices and ethical standards of the Company. The Committee provides an open avenue of communication between management, the independent auditor and the Board.

The Committee is responsible for the recommendation to shareholders for the appointment of the Company's independent auditor and for the compensation, retention and oversight of the work of the Company's independent auditor and for the oversight of the Company's accounting and financial reporting process. The Committee will also perform other activities consistent with this Charter, the Company's By-laws, securities regulations and governing laws as the Committee or the Board deems necessary and appropriate.

The independent auditor of the Company is ultimately accountable to the Board and the Committee as representatives of the Company's shareholders.

Nothing herein is intended to expand applicable standards of liability under U.S. or Canadian law for directors of a corporation.

Organization

The Committee shall be comprised of three or more directors appointed by the Board. Each shall be independent from management, free from any interest and any business or other relationship that, in the opinion of the Board, would or would reasonably be perceived to materially interfere with the director's ability to act with a view to the best interests of the Company (other than relationships and interests arising from shareholding). The independence of each member will be determined by the Board based on the requirements of all applicable laws and regulations with respect to audit committee independence, including independence requirements of the American Stock Exchange ("AMEX"), the U.S. Sarbanes-Oxley Act of 2002 and regulations promulgated thereunder and Canadian Multilateral Instrument 52-110 "Audit Committees".

The members of the Committee shall be elected annually by the Board at the first meeting of the Board following the annual general meeting. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee. The Board of Directors may remove the members of the Committee, with or without cause by a majority vote of the Board of Directors. Any vacancy in the Committee occurring for any cause may be filled by a majority of the Board then in office. A majority of the members of the Committee shall constitute a quorum for the transaction of business and the act of a majority of those present at any meeting at which there is a quorum shall be the act of the Committee.

All members of the Committee shall have a working familiarity with basic finance and accounting practices and shall be able to read and understand financial statements. At least one member of the Committee shall be able to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian generally accepted accounting principles and at least one member of the Committee shall qualify and be designated as the Audit Committee Financial Expert as determined in the judgment of the Board with reference to applicable law and AMEX rules.

Meetings

The Committee shall meet four times annually, on a quarterly basis, or more frequently as circumstances require. The Committee shall require members of management and the independent auditors and others to attend meetings and to provide pertinent information, as necessary. As part of its job to foster open communications, the Committee shall meet in separate sessions, as frequently as deemed necessary, with management and the Company's independent auditors to discuss any matters that the Committee, or either of these groups believes should be discussed privately. The Committee shall submit the minutes of all meetings of the Committee to, and, when requested, discuss the matters discussed at each Committee meeting with the Board.

Authority, Responsibilities and Duties

The Committee shall have the authority and responsibility to select, evaluate, retain and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Committee shall approve all audit engagement terms and fees and all non-audit engagements with the independent auditors.

The Committee shall have the authority and funding to retain independent legal, accounting and other consultants to advise the Committee. The Company shall provide for appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, for payment of compensation to any advisers employed by the Committee and to the independent auditor employed by the Company for the purpose of rendering or issuing an audit report or performing other audit, review or attest services and ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties. The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Without limiting the generality of the foregoing, to fulfill its responsibilities and duties, the Committee shall:

  Financial Statement And Disclosure Matters

1.
Review and discuss prior to public dissemination the annual audited and quarterly unaudited financial statements with management and the independent auditor, including major issues regarding accounting, disclosure and auditing procedures and practices as well as the adequacy of internal controls that could materially affect the Company's financial statements.

2.
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of auditing and accounting principles and practices, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

3.
Review and discuss reports from the independent auditor on: (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramification of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (c) other material written communications between the independent auditor and management.

4.
Review prior to their release any MD&A, earnings press releases, financial reports or other financial information submitted to any securities regulator, stock exchange or other authority, to the shareholders or the public, including any certification, report, prospectus, opinion or review rendered by the independent auditors.

5.
Review the Company's compliance with any policies and reports received from regulators. Discuss with management and the independent auditor the effect on the Company's financial statements of significant regulatory and accounting initiatives.

6.
Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management or determined by the Committee.

7.
Monitor the risks that are germane to the Company and to the industry in which it operates including hedging, derivative trading, inventory valuation and environmental concerns.

8.
Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design and operation of disclosure controls and procedures and any fraud involving management or other employees who have a significant role in the Company's internal controls.

9.
Discuss at least annually with the independent auditor the matters required to be discussed by Statement of Auditing Standards No. 61—Communication with Audit Committees.

  Independent Auditors

10.
Be responsible for the recommendation to shareholders for the appointment of the Company's independent auditor and for the compensation, retention and oversight of the work of the independent auditors employed by the Company. The independent auditor shall report directly to the Committee. If the appointment of the independent auditors is submitted for any ratification by shareholders, the Committee shall be responsible for making the recommendation of the independent auditors.

11.
Approve in advance any audit or permissible non-audit engagement or relationship between the Company or its subsidiaries and the independent auditors.

12.
On an annual basis, obtain from the independent auditors a formal written statement delineating all relationships between the auditors and the Company, and determine that they satisfy the requirements of the SEC Independence Standards Board Standard No. 1.

13.
On an annual basis, review and discuss with the independent auditors all significant relationships or services that may impact the auditors' independence and objectivity. Confirm that the lead audit partner for the Company's independent auditors has not performed audit services for the Company for more than five previous fiscal years, and otherwise ensure the rotation of the lead partner and other partners in accordance with SEC rules and securities laws.

14.
Review the qualifications and performance of the independent auditors and approve any proposed discharge of the independent auditors when circumstances warrant, recognizing the auditor's ultimate accountability to the shareholders.

15.
Review and approve the Company's hiring policies regarding employees and former employees of the present and former independent auditors of the Company.

16.
Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the financial statements.

  Process Improvement

17.
Following completion of the annual audit, review separately with each of management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

18.
Review any disagreement between management and the independent auditors in connection with the preparation of the financial statements.

19.
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

20.
Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices have been implemented.

  Legal Compliance

21.
Ensure that management has the proper review system in place so that the Company's financial statements, financial reports and other financial information satisfy all legal and regulatory requirements.

22.
Review the qualifications of the accounting and financial personnel.

23.
Review with the Company's counsel, management and the independent auditors any legal or regulatory matter, including reports or correspondence, that could have a material impact on the Company's financial statements or compliance policies.

  General

24.
Report regularly to the Board with respect to any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditors and internal audit function issues.

25.
Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and retain independent counsel, accountants or other advisors to assist it in the conduct of any such investigation.

26.
Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Committee or the Board deems necessary or appropriate.

27.
Review and reassess the adequacy of this Charter, at least annually.

PROXY

Solicited by Management of Vista Gold Corp.
for the 2005 Annual General Meeting of Vista Gold Corp.

                The undersigned shareholder of Vista Gold Corp. (the "Corporation") hereby appoints Michael B. Richings, or failing him as the proxyholder for and on behalf of the undersigned to attend, act and vote for and on behalf of the undersigned at the annual general meeting (the "Meeting") of the shareholders of the Corporation to be held at 10:00 a.m. (Vancouver time) in Vancouver, British Columbia, on Monday, May 9, 2005 and at any adjournments thereof, to the same extent and with the same powers as if the undersigned were present at the said meeting, or any adjournments thereof, and, without limiting the foregoing, the persons named are specifically directed to vote as indicated below. For further information regarding the Meeting and the matters that will be acted on at the Meeting, reference is specifically made to the accompanying Notice of Meeting and Management Information and Proxy Circular, both dated March 17, 2005 (the "Circular").

The undersigned directs the proxyholder appointed by this proxy to vote as follows:

1.
To elect the following persons as directors of the Corporation until the next annual general meeting:

John M. Clark	FOR ☐	WITHHOLD ☐
W. Durand Eppler	FOR ☐	WITHHOLD ☐
C. Thomas Ogryzlo	FOR ☐	WITHHOLD ☐
Robert A. Quartermain	FOR ☐	WITHHOLD ☐
Michael B. Richings	FOR ☐	WITHHOLD ☐
2.
To appoint PricewaterhouseCoopers LLP, Chartered Accountants, as auditor of the Corporation until the next annual general meeting at a remuneration to be fixed by the Board of Directors through the Audit Committee.

FOR ☐	WITHHOLD ☐
3.
To approve an ordinary resolution to authorize an amendment to the Corporation's Stock Option Plan to increase the maximum number of Common Shares issuable on the exercise of stock options by 750,000 Common Shares, from 1,000,000 Common Shares to 1,750,000 Common Shares, the full text of which resolution is set out in Schedule "A" to the Circular.

FOR ☐	AGAINST ☐

EXECUTED on the               day of                                                   , 2005.

Signature of Shareholder (or Authorized Attorney or Signatory on behalf of Shareholder)	Number of Common Shares Held

Name of Shareholder (please print clearly)

Address

City/Province

THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.

SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

INSTRUCTIONS:

1.
The common shares represented by this proxy will, on any ballot, be voted as you may have specified by marking an "X" in the spaces provided for that purpose. IF NO CHOICE IS SPECIFIED AND MICHAEL B. RICHINGS IS APPOINTED AS PROXYHOLDER, THE COMMON SHARES WILL BE VOTED AS IF YOU HAD SPECIFIED AN AFFIRMATIVE VOTE.

2.
YOU MAY APPOINT AS PROXYHOLDER SOMEONE OTHER THAN THE PERSON NAMED IN THIS PROXY BY STRIKING OUT HIS NAME AND INSERTING IN THE BLANK SPACE PROVIDED THE NAME OF THE PERSON YOU WISH TO ATTEND AND ACT AS PROXYHOLDER, AND THAT PERSON NEED NOT BE A SHAREHOLDER OF THE CORPORATION. IF THE INSTRUCTIONS ON THIS PROXY ARE CERTAIN, THE COMMON SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH SUCH INSTRUCTIONS, AND WHERE YOU SPECIFY A CHOICE WITH RESPECT TO ANY MATTER TO BE ACTED ON, THE COMMON SHARES WILL BE VOTED ON ANY POLL IN ACCORDANCE WITH THE SPECIFICATIONS SO MADE.

3.
THIS PROXY ALSO CONFERS A DISCRETIONARY AUTHORITY TO VOTE THE SHARES WITH RESPECT TO: (a) AMENDMENTS TO OR VARIATIONS OF MATTERS IDENTIFIED IN THE NOTICE OF MEETING; AND (b) OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING, BUT ONLY IF MANAGMENT HAS NOT BEEN MADE AWARE, A REASONABLE TIME PRIOR TO THIS SOLICITATION, THAT THE AMENDMENTS, VARIATIONS OR OTHER MATTERS ARE TO BE PRESENTED FOR ACTION AT THE MEETING. No matters other than those stated in the attached Notice of Meeting are, at present, known to be considered at the Meeting but, if such matters should arise, proxies will be voted in accordance with the instructions of the shareholder voting by proxy, or, failing such instructions, in accordance with the best judgment of the proxyholder.

4.
In order to be valid this proxy must be dated and signed by the shareholder or by his or her attorney duly authorized in writing or, in the case of a corporation, executed under its corporate seal or by an officer or officers or attorney for the corporation duly authorized. If this proxy is executed by an attorney for an individual shareholder or joint shareholder or by an officer or officers or attorney of a corporate shareholder not under its corporate seal, the instrument so empowering the officer or officers or the attorney, as the case may be, or a notarial copy thereof, should accompany the proxy. The signature and name must conform to the name of the shareholder as registered. Executors, administrators and trustees signing on behalf of the registered shareholder should so indicate. If shares are jointly held, either of the registered owners may sign the proxy. If this proxy is not dated in the blank space provided, it will be deemed to bear the date on which it was mailed by management of the Corporation.

5.
This proxy may not be used at the Meeting unless it is deposited at the office of Computershare Trust Company of Canada at 100 University Avenue, 9th Floor, Toronto, Ontario, M5J 2Y1, Attention: Proxy Department before 4:30 p.m., Toronto time, on Thursday, May 5, 2005, or no later than 48 hours, excluding Saturdays, Sundays and holidays, before any adjournment of the Meeting. The Chairman of the Meeting has the discretion to accept proxies received subsequently.

QuickLinks

VISTA GOLD CORP. NOTICE OF MEETING
TABLE OF CONTENTS
MANAGEMENT INFORMATION AND PROXY CIRCULAR
Option Grants During the Most Recently Completed Financial Year
Aggregated Option Exercises During the Most Recently Completed Financial Year and Financial Year-End Option Values
Schedule "B"
SCHEDULE A STOCK OPTION AGREEMENT
Schedule "C" Alignment with TSX Corporate Governance Guidelines
Schedule "D" AUDIT COMMITTEE CHARTER
PROXY Solicited by Management of Vista Gold Corp. for the 2005 Annual General Meeting of Vista Gold Corp.
INSTRUCTIONS